EXHIBIT 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, John Breeman, Chief Financial Officer, Acting Principal Executive Officer and Principal Financial Officer of Voltari Corporation (the “Registrant”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.
The Registrant’s quarterly report on Form 10-Q for the period ended September 30, 2015 (the “Periodic Report”) fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: November 13, 2015

/s/ John Breeman
John Breeman
Chief Financial Officer (Acting Principal Executive Officer and Principal Financial Officer)
A signed original of this written statement required by Section 906 has been provided to Voltari Corporation and will be retained by Voltari Corporation and furnished to the Securities and Exchange Commission or its staff upon request.